SGI Prudent Fund
Schedule of Investments
May 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 56.7%	Shares		Value
iShares 7-10 Year Treasury Bond ETF	39,860		$ 3,772,749
iShares iBoxx USD High Yield Corporate Bond ETF	5,750		461,782
iShares J.P. Morgan USD Emerging Markets Bond ETF	4,800		462,864
Schwab US TIPS ETF	35,600		955,148
SGI Dynamic Tactical ETF (a)	164,380		5,166,463
SGI Enhanced Core ETF (a)	184,860		4,770,442
SGI Enhanced Global Income ETF (a)	141,070		4,912,368
SGI U.S. Large Cap Core ETF (a)	122,850		5,385,228
State Street Blackstone Senior Loan ETF	11,260		456,593
VanEck J. P. Morgan EM Local Currency Bond ETF	18,000		461,160
Vanguard 0-3 Month Treasury Bill ETF	12,600		953,442
Vanguard Short-Term Inflation-Protected Securities ETF	19,000		958,170
TOTAL EXCHANGE TRADED FUNDS (Cost $25,276,933)			28,716,409

OPEN-END FUNDS - 41.9%	Shares		Value
SGI Global Equity Fund - Class I (a)	132,353		4,572,805
SGI Small Cap Core Fund - Class I (a)	108,287		3,966,568
SGI U.S. Large Cap Equity Fund - Class I (a)(b)	664,891		12,686,123
TOTAL OPEN-END FUNDS (Cost $18,827,326)			21,225,496

TOTAL INVESTMENTS - 98.6% (Cost $44,104,259)			49,941,905
Other Assets in Excess of Liabilities - 1.4%		0.01370	693,672
TOTAL NET ASSETS - 100.0%			$ 50,635,577

Percentages are stated as a percent of net assets.

(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Summary of Fair Value Disclosure as of May 31, 2026 (Unaudited)

SGI Prudent Fund has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$ 28,716,409	$ –	$ –	$ 28,716,409
Open-End Funds	21,225,496	–	–	21,225,496
Total Investments	$ 49,941,905	$ –	$ –	$ 49,941,905

Refer to the Schedule of Investments for further disaggregation of investment categories.